UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2014

Multi-Asset Real Return Fund

Goldman Sachs Multi-Asset Real Return Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Portfolio Management Discussion and Performance Summary	3

Schedule of Investments	10

Financial Statements	17

Financial Highlights	20

Notes to the Financial Statements	22

Report of Independent Registered Public Accounting Firm	36

Other Information	37

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs Multi-Asset Real Return Fund seeks long-term real return by investing in inflation sensitive assets (i.e., investments that, in the judgment of the Investment Adviser, are expected to perform favorably in rising or high inflationary environments). The Fund invests primarily in a portfolio of equity, fixed income and commodity asset classes (the “Underlying Asset Classes”), including derivatives that provide exposure to the Underlying Asset Classes. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investing in real estate investment trusts (REITs) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit and interest rate risk. The Fund may invest in non-investment grade securities, which involve greater price volatility and present greater risks than higher rated fixed income securities. The value of the Fund’s treasury inflation protected securities (TIPS) generally fluctuates in response to inflationary concerns, and as inflationary concerns decrease, TIPS become less valuable. Any guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic and political developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund’s investments in pooled investment vehicles (including other investment companies, exchange-traded funds, master limited partnerships (MLPs) and publicly traded partnerships (PTPs)) subject it to additional expenses. Investments in MLPs are subject to certain risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that a distribution received by the Fund from an MLP is treated as a return of capital, which may increase the Fund’s tax liability and require the Fund to restate the character of its distributions and amend shareholder tax reporting previously issued, and the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. Risks of PTPs may include potential lack of liquidity and limitations on voting and distribution rights.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

What Differentiates Goldman Sachs Multi-Asset Real Return Fund’s Investment Process?

The Goldman Sachs Multi-Asset Real Return Fund (the “Fund”) seeks to achieve long-term real return. The Fund invests primarily in a portfolio of equity, fixed income and commodity securities in an attempt to perform favorably in rising or high inflationary environments. The Fund seeks to provide exposure beyond traditional asset classes to protect against a broader set of inflation catalysts in various market environments.

■	Inflation-sensitive assets tend to move in the same direction as inflation which may preserve real portfolio returns.

■	We seek to provide access to investments that have historically provided the necessary growth to protect purchasing power in periods of high or rising inflation.

■	Traditional stocks and bonds may not be able to provide the necessary diversification to improve portfolio returns across changing market environments.

■	The Fund invests in a diversified portfolio in an attempt to provide investors with lower volatility over the long-term.

■	We utilize a comprehensive investment process that opportunistically shifts portfolio assets through long-term strategic allocation, tactical adjustments, underlying security selection and active risk management.

■	The flexibility in our investment process helps us to respond to ever-changing markets and to balance the portfolio’s risk and potential return.

■	We have a robust risk management framework, with multiple layers of oversight at the strategic allocation, security selection and firm levels.

PORTFOLIO RESULTS

Goldman Sachs Multi-Asset Real Return Fund

Investment Objective

The Fund seeks to achieve long-term real return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Multi-Asset Real Return Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2014 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, I, IR and R Shares generated average annual total returns, without sales charges, of 4.28%, 3.47%, 4.77%, 4.51% and 4.00%, respectively. These returns compare to the 2.00% average annual total return of the Fund’s benchmark, the Barclays 1-10 Year U.S. TIPS Index (the “Index”), during the same time period.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period, equity-related asset classes, driven primarily by strength in the U.S. economy, significantly outperformed less risky asset classes, including U.S. Treasury securities and Treasury inflation-protected securities (“TIPS”). Higher yielding risk assets performed particularly well, with investors favoring real estate securities and Master Limited Partnerships (“MLPs”) along with certain equity sectors. Counter to market expectations early in the Reporting Period, U.S. interest rates actually declined during the Reporting Period overall, driving a search for yield by many investors.

Investors largely re-evaluated global economic growth and inflation expectations during the Reporting Period based on the increasingly differentiated economic activity amongst countries and regions. As the U.S. pulled away from other developed countries and markets in terms of economic recovery, U.S. investment assets generally performed well. On the other hand, European growth and recovery had yet to materialize, while Japan continued to struggle to induce higher inflation expectations. Coupled with falling energy costs, headwinds to inflation increased, as evidenced by declining inflation expectations.

The 12-month percent change of the U.S. Consumer Price Index (“CPI”) for October 2014 was 1.7%–unchanged since August 2014 at a level materially down from the two-year high of 2.1% seen in May and June 2014. The core CPI, which excludes food and energy, for the same time period was 1.8%, slightly below the annual average over the past decade. The food index advanced 3.1% during the Reporting Period, and the energy index of the CPI actually declined 1.6% over the same time span.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund performed well in both absolute terms and relative to the Index. The Fund’s outperformance of the Index was primarily driven by strategic asset allocation, which reflects a longer-term perspective of diversifying and investing in inflation-sensitive asset classes beyond TIPS. These additional asset classes included equities, real estate securities, MLPs, infrastructure, commodities and additional fixed income sectors both in the U.S. and globally. The Fund’s longer-term strategic asset allocation performance was bolstered by effective shorter-term tactical allocation positioning. However, such positive contributors were partially offset by underlying security selection and implementation performance, which detracted.

More specifically, the Fund’s strategic asset allocation performance was driven during the Reporting Period by its exposure to equity assets, including U.S. real estate securities, MLPs, select equity sectors (i.e., health care consumer staples, energy and materials) and global infrastructure equities, via a variety of underlying investments. The Fund’s strategic asset allocation to an unconstrained multi-sector fixed income investment also contributed positively. Conversely, the Fund’s exposure to commodities, emerging markets local debt and TIPS

PORTFOLIO RESULTS

detracted as did interest rate curve positioning as we sought to protect against potential increases in real rates.

Tactical asset allocation overall contributed positively to the Fund’s relative results as well, albeit more modestly. The Fund had a tactical tilt toward equities and had less of an allocation to fixed income. More specifically, within equities, the Fund favored U.S. large-cap equities broadly as well as non-U.S. equities, mainly through index exposure in Japan and Europe. The Fund had less exposure to inflation-sensitive U.S. equity sectors. Within fixed income, the Fund had less of an exposure to U.S. TIPS and was positioned for anticipated increases in U.S. rates. While the Fund’s interest rate curve positioning and fixed income exposure detracted, its allocation to equities added value.

Underlying fund implementation and security selection overall detracted from the Fund’s results. Positive security selection in MLPs and U.S. real estate securities was more than offset by commodities implementation and security selection in fixed income sectors, which hurt.

Q	How was the Fund positioned during the Reporting Period?

A	At the start of the Reporting Period, the Fund had approximately 13.0% of its total net assets invested in commodity-related investments; approximately 42.5% of its total net assets invested in equity-related investments; and 45.0% of its total net assets invested in fixed income-related investments. The strategic asset allocation of the Fund reflects a risk-based allocation approach to increase diversification across the portfolio.

Q	How did you tactically manage the Fund’s allocations during the Reporting Period?

A	During the Reporting Period, the positioning within the Fund was adjusted to reflect our strengthening view in the U.S. economic recovery, especially relative to other developed countries and regions. This positioning translated into a positive view of U.S. risk assets, including both equities and credit, and generally a negative view on U.S. interest rates. The original implementation of our less favorable view on U.S. fixed income was through only a modest exposure to TIPS and through an interest rate curve steepener position, wherein we believed the differential in yields between three-year maturities and ten-year maturities would increase. Following the re-pricing of growth internationally and the increased risk of deflation seen toward the end of the Reporting Period, we replaced the Fund’s previous interest rate curve position with a negative duration view on the short-term end of the yield curve via Eurodollar futures. We remained convinced that, fundamentally, U.S. rates were too low at the end of the Reporting Period and that as U.S. monetary policy moves away from quantitative easing and stimulation, interest rate volatility may well re-enter the market. (Duration is a measure of sensitivity to changes in interest rates. We believe portfolio managers can achieve negative duration shorting U.S. Treasury or Eurodollar futures, thereby giving the portfolio inverse exposure to U.S. Treasuries or Eurodollar such that when interest rates rise, futures contracts benefit from the decrease in prices. We believe that a fund selling enough U.S. Treasury or Eurodollar futures would achieve a negative duration profile. Eurodollars are time deposits denominated in U.S. dollars and held at banks outside the United States. A time deposit is simply an interest-yielding bank deposit with a specified date of maturity. As a result of being outside U.S. borders, Eurodollars are outside the jurisdiction of the Federal Reserve Board (the “Fed”) and subject to a different level of regulation. As Eurodollars are not subject to U.S. banking regulations, the higher level of risk to investors is reflected in higher interest rates. The underlying instrument in Eurodollar futures is a Eurodollar time deposit, having a principal value of $1,000,000 with a three-month maturity.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used interest rate swaps and Eurodollar futures to take tactical interest rate curve shape positions. The Fund also used equity index futures during the Reporting Period to tactically adjust the amount of risk incurred from exposure to equities in four markets—the U.S., the U.K., Europe and Japan. In addition, some of the Fund’s underlying fund investments used derivatives during the Reporting Period to manage duration along the yield curve, to apply their active investment views with greater versatility and to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these underlying funds engaged in interest rate swaps, swaptions (or options on interest rate swap contracts) and futures.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had approximately 13.3% of its total net assets invested in commodity-related investments; 48.5% of its total net assets invested in equity-related investments; and 40.7% of its total net assets invested in fixed income-related investments. The

PORTFOLIO RESULTS

Fund had a negative duration positioning at the end of the Reporting Period. The above sector breakout is inclusive of derivative exposure across all asset classes.

Q	Were there any changes to the fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Samantha Davidson moved to a different team within the firm, leaving Raymond Chan and Christopher Lvoff as lead portfolio managers. Also, Steve Lucas, head of Commodities portfolio management and head of the Duration strategy, left the firm to pursue other opportunities. Michael Johnson became the head of Commodities portfolio management and Tom Teles became the head of the Duration strategy.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	In our view, the divergence in both economic growth rates and central bank policy between the U.S. and other developed markets widened during the last two months of the Reporting Period, signaled by the Fed’s and the European Central Bank’s respective statements and actions. The U.S., which saw the Fed end its quantitative easing program on schedule at the end of October 2014, stands in contrast to Europe, which recently saw its central bank embark on its own version of a quantitative easing program. Meanwhile, the macro environment appeared to lower inflation expectations for the U.S. In our view, U.S. inflationary pressures particularly lessened as energy prices declined, the U.S. dollar strengthened, and deflation risk rose in Europe. At the end of the Reporting Period, we maintained the view that U.S. inflation is likely to take longer to return to the Fed’s 2% inflation target than we thought one year prior.

Given declining energy prices, the strong U.S. dollar and weak European economic growth at the end of the Reporting Period, we sought to position the Fund for a strengthening U.S. economic recovery and decreased U.S. inflation pressures. Should U.S. economic growth sustain, we also expect a rise in U.S. interest rates. Thus, we maintained a shorter duration in the Fund at the end of the Reporting Period than that of the Index.

FUND BASICS

Goldman Sachs Multi-Asset Real Return Fund

as of October 31, 2014

PERFORMANCE REVIEW
November 1, 2013–October 31, 2014	Fund Total Return (based on NAV)[1]	Barclays 1-10 Year U.S. TIPS Index[2]
Class A	4.28%	2.00%
Class C	3.47	2.00
Institutional	4.77	2.00
Class IR	4.51	2.00
Class R	4.00	2.00

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Barclays 1-10 Year U.S. TIPS Index is an unmanaged index comprised of U.S. Treasury Inflation Protected securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest in an unmanaged index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/14	One Year	Since Inception	Inception Date
Class A	1.15%	2.29%	8/30/2013
Class C	5.21	6.87	8/30/2013
Institutional	7.45	8.12	8/30/2013
Class IR	7.28	7.95	8/30/2013
Class R	6.76	7.37	8/30/2013

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	5.95%
Class C	2.01	6.70
Institutional	0.90	5.58
Class IR	1.08	5.75
Class R	1.54	6.22

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the waivers and/or expense limitations will remain in place through at least February 28, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 10/31/14[5]
Holding	% of Net Assets	Line of Business
Exxon Mobil Corp.	1.0%	Oil, Gas & Consumable Fuels
Simon Property Group, Inc.	1.0	Real Estate Investment Trusts
Enterprise Products Partners LP	0.8	Oil, Gas & Consumable Fuels
The Williams Cos., Inc.	0.7	Oil, Gas & Consumable Fuels
Plains All American Pipeline LP	0.7	Oil, Gas & Consumable Fuels
The Procter & Gamble Co.	0.6	Household Products
Chevron Corp.	0.5	Oil, Gas & Consumable Fuels
Sunoco Logistics Partners LP	0.5	Oil, Gas & Consumable Fuels
Magellan Midstream Partners LP	0.5	Oil, Gas & Consumable Fuels
Johnson & Johnson	0.5	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments, but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Performance Summary

October 31, 2014

The following graph shows the value, as of October 31, 2014, of a $10,000 investment made on August 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Barclays 1-10 Year U.S. TIPS Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Asset Real Return Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 30, 2013 through October 31, 2014.

Average Annual Total Return through October 31, 2014	One Year	Since Inception
Class A (Commenced August 30, 2013)
Excluding sales charges	4.28%	6.72%
Including sales charges	-1.44%	1.71%

Class C (Commenced August 30, 2013)
Excluding contingent deferred sales charges	3.47%	5.93%
Including contingent deferred sales charges	2.47%	5.93%

Institutional Class (Commenced August 30, 2013)	4.77%	7.16%

Class IR (Commenced August 30, 2013)	4.51%	6.93%

Class R (Commenced August 30, 2013)	4.00%	6.39%

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments

October 31, 2014

Shares	Description	Value

Common Stocks – 33.2%
Beverages – 1.0%
41	Brown-Forman Corp. Class B	$3,800
67	Coca-Cola Enterprises, Inc.	2,904
46	Constellation Brands, Inc. Class A*	4,211
57	Dr. Pepper Snapple Group, Inc.	3,947
46	Molson Coors Brewing Co. Class B	3,422
38	Monster Beverage Corp.*	3,833
431	PepsiCo., Inc.	41,449
3	The Boston Beer Co., Inc. Class A*	747
1,085	The Coca-Cola Co.	45,440

		109,753

Biotechnology – 0.9%
42	Alexion Pharmaceuticals, Inc.*	8,037
137	Amgen, Inc.	22,219
47	Biogen Idec, Inc.*	15,091
147	Celgene Corp.*	15,742
18	Cubist Pharmaceuticals, Inc.*	1,301
281	Gilead Sciences, Inc.*	31,472
14	Regeneron Pharmaceuticals, Inc.*	5,512
9	United Therapeutics Corp.*	1,179
48	Vertex Pharmaceuticals, Inc.*	5,407

		105,960

Chemicals – 2.9%
23	A. Schulman, Inc.	814
127	Air Products & Chemicals, Inc.	17,102
45	Airgas, Inc.	5,019
56	Albemarle Corp.	3,269
47	Ashland, Inc.	5,079
26	Balchem Corp.	1,682
41	Cabot Corp.	1,904
56	Calgon Carbon Corp.*	1,178
33	CF Industries Holdings, Inc.	8,580
52	Cytec Industries, Inc.	2,425
585	E.I. du Pont de Nemours and Co.	40,453
97	Eastman Chemical Co.	7,836
172	Ecolab, Inc.	19,132
33	Flotek Industries, Inc.*	731
87	FMC Corp.	4,990
42	H.B. Fuller Co.	1,763
22	Innophos Holdings, Inc.	1,254
55	International Flavors & Fragrances, Inc.	5,453
47	Intrepid Potash, Inc.*	632
24	Koppers Holdings, Inc.	948
276	LyondellBasell Industries NV Class A	25,290
29	Minerals Technologies, Inc.	2,225
336	Monsanto Co.	38,653
8	NewMarket Corp.	3,104
70	Olin Corp.	1,697
34	OM Group, Inc.	885
73	PolyOne Corp.	2,702
85	PPG Industries, Inc.	17,314
176	Praxair, Inc.	22,174
12	Quaker Chemical Corp.	985
29	Rayonier Advanced Materials, Inc.	827

Common Stocks – (continued)
Chemicals – (continued)
90	RPM International, Inc.	$4,077
40	Sensient Technologies Corp.	2,367
77	Sigma-Aldrich Corp.	10,465
734	The Dow Chemical Co.	36,260
204	The Mosaic Co.	9,039
31	The Scotts Miracle-Gro Co. Class A	1,836
54	The Sherwin-Williams Co.	12,396
57	The Valspar Corp.	4,683

		327,223

Construction Materials – 0.1%
32	Eagle Materials, Inc.	2,798
62	Headwaters, Inc.*	787
43	Martin Marietta Materials, Inc.	5,028
86	Vulcan Materials Co.	5,307

		13,920

Containers & Packaging – 0.4%
42	AptarGroup, Inc.	2,614
62	Avery Dennison Corp.	2,905
83	Ball Corp.	5,348
77	Bemis Co., Inc.	2,962
24	Greif, Inc. Class A	1,057
109	MeadWestvaco Corp.	4,815
111	Owens-Illinois, Inc.*	2,861
65	Packaging Corp. of America	4,685
94	Rock-Tenn Co. Class A	4,808
129	Sealed Air Corp.	4,676
37	Silgan Holdings, Inc.	1,819
68	Sonoco Products Co.	2,779

		41,329

Energy Equipment & Services – 0.8%
27	Atwood Oceanics, Inc.*	1,098
123	Baker Hughes, Inc.	6,514
10	Bristow Group, Inc.	739
49	Cameron International Corp.*	2,918
23	Diamond Offshore Drilling, Inc.	867
27	Dresser-Rand Group, Inc.*	2,206
14	Dril-Quip, Inc.*	1,259
71	Ensco PLC Class A	2,882
16	Exterran Holdings, Inc.	629
62	FMC Technologies, Inc.*	3,475
236	Halliburton Co.	13,013
37	Helix Energy Solutions Group, Inc.*	986
32	Helmerich & Payne, Inc.	2,778
84	Nabors Industries Ltd.	1,499
108	National Oilwell Varco, Inc.	7,845
86	Noble Corp. PLC	1,799
30	Oceaneering International, Inc.	2,108
16	Oil States International, Inc.*	956
36	Patterson-UTI Energy, Inc.	829
47	Rowan Cos. PLC Class A	1,141
360	Schlumberger Ltd.	35,518
43	Superior Energy Services, Inc.	1,081

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – (continued)
92	Transocean Ltd.	$2,744
13	Unit Corp.*	630

		95,514

Food & Staples Retailing – 1.0%
16	Casey’s General Stores, Inc.	1,310
120	Costco Wholesale Corp.	16,004
328	CVS Health Corp.	28,146
73	Safeway, Inc.	2,545
158	Sysco Corp.	6,089
139	The Kroger Co.	7,744
20	United Natural Foods, Inc.*	1,360
450	Wal-Mart Stores, Inc.	34,321
257	Walgreen Co.	16,505
103	Whole Foods Market, Inc.	4,051

		118,075

Food Products – 0.8%
182	Archer-Daniels-Midland Co.	8,554
50	Campbell Soup Co.	2,208
105	ConAgra Foods, Inc.	3,607
35	Darling Ingredients, Inc.*	616
109	Flowers Foods, Inc.	2,071
169	General Mills, Inc.	8,781
48	Hormel Foods Corp.	2,588
24	Ingredion, Inc.	1,854
61	Kellogg Co.	3,902
37	Keurig Green Mountain, Inc.	5,615
169	Kraft Foods Group, Inc.	9,523
9	Lancaster Colony Corp.	823
46	McCormick & Co., Inc.	3,253
52	Mead Johnson Nutrition Co.	5,164
490	Mondelez International, Inc. Class A	17,277
8	Sanderson Farms, Inc.	672
13	The Hain Celestial Group, Inc.*	1,407
37	The Hershey Co.	3,549
34	The J.M. Smucker Co.	3,536
15	TreeHouse Foods, Inc.*	1,278
72	Tyson Foods, Inc. Class A	2,905
72	WhiteWave Foods Co. Class A*	2,681

		91,864

Health Care Equipment & Supplies – 0.8%
267	Abbott Laboratories	11,639
20	Align Technology, Inc.*	1,052
106	Baxter International, Inc.	7,435
35	Becton Dickinson & Co.	4,504
278	Boston Scientific Corp.*	3,692
19	C.R. Bard, Inc.	3,115
53	CareFusion Corp.*	3,041
97	Covidien PLC	8,967
47	DENTSPLY International, Inc.	2,386
23	Edwards Lifesciences Corp.*	2,781
68	Hologic, Inc.*	1,781
7	IDEXX Laboratories, Inc.*	992

Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
8	Intuitive Surgical, Inc.*	$3,966
195	Medtronic, Inc.	13,291
9	Sirona Dental Systems, Inc.*	707
64	St. Jude Medical, Inc.	4,107
16	STERIS Corp.	989
63	Stryker Corp.	5,514
8	Teleflex, Inc.	913
11	The Cooper Cos., Inc.	1,803
24	Varian Medical Systems, Inc.*	2,019
22	West Pharmaceutical Services, Inc.	1,128
30	Zimmer Holdings, Inc.	3,337

		89,159

Health Care Providers & Services – 0.9%
67	Aetna, Inc.	5,528
48	AmerisourceBergen Corp.	4,100
329	Brookdale Senior Living, Inc.*	11,091
72	Cardinal Health, Inc.	5,650
17	Centene Corp.*	1,575
58	CIGNA Corp.	5,775
28	Community Health Systems, Inc.*	1,539
38	DaVita HealthCare Partners, Inc.*	2,967
146	Express Scripts Holding Co.*	11,216
17	Health Net, Inc.*	808
23	Henry Schein, Inc.*	2,761
33	Humana, Inc.	4,582
18	Laboratory Corp. of America Holdings*	1,967
45	McKesson Corp.	9,153
32	MEDNAX, Inc.*	1,998
26	Omnicare, Inc.	1,731
32	Quest Diagnostics, Inc.	2,031
24	Tenet Healthcare Corp.*	1,345
179	UnitedHealth Group, Inc.	17,007
18	Universal Health Services, Inc. Class B	1,867
11	WellCare Health Plans, Inc.*	746
51	WellPoint, Inc.	6,461

		101,898

Health Care Technology* – 0.1%
49	Allscripts Healthcare Solutions, Inc.	672
67	Cerner Corp.	4,244

		4,916

Hotels, Restaurants & Leisure* – 0.2%
394	Hyatt Hotels Corp. Class A	23,333

Household Products – 0.9%
50	Church & Dwight Co., Inc.	3,621
239	Colgate-Palmolive Co.	15,984
19	Energizer Holdings, Inc.	2,330
102	Kimberly-Clark Corp.	11,656
41	The Clorox Co.	4,079
765	The Procter & Gamble Co.	66,762

		104,432

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

October 31, 2014

Shares	Description	Value

Common Stocks – (continued)
Life Sciences Tools & Services – 0.2%
75	Agilent Technologies, Inc.	$4,146
16	Covance, Inc.*	1,278
8	Mettler-Toledo International, Inc.*	2,068
16	PAREXEL International Corp.*	869
26	PerkinElmer, Inc.	1,129
73	Thermo Fisher Scientific, Inc.	8,583
22	Waters Corp.*	2,437

		20,510

Metals & Mining – 0.7%
114	AK Steel Holding Corp.*	863
735	Alcoa, Inc.	12,319
83	Allegheny Technologies, Inc.	2,726
33	Carpenter Technology Corp.	1,652
35	Century Aluminum Co.*	1,025
113	Cliffs Natural Resources, Inc.	1,269
102	Commercial Metals Co.	1,764
24	Compass Minerals International, Inc.	2,056
666	Freeport-McMoRan, Inc.	18,981
37	Globe Specialty Metals, Inc.	696
10	Kaiser Aluminum Corp.	695
318	Newmont Mining Corp.	5,966
193	Nucor Corp.	10,434
53	Reliance Steel & Aluminum Co.	3,576
46	Royal Gold, Inc.	2,629
29	RTI International Metals, Inc.*	683
165	Steel Dynamics, Inc.	3,797
92	Stillwater Mining Co.*	1,208
67	SunCoke Energy, Inc.*	1,601
28	TimkenSteel Corp.	1,136
108	United States Steel Corp.	4,324
32	US Silica Holdings, Inc.	1,437
45	Worthington Industries, Inc.	1,739

		82,576

Oil, Gas & Consumable Fuels – 10.5%
700	Access Midstream Partners LP	43,603
140	Anadarko Petroleum Corp.	12,849
98	Apache Corp.	7,566
650	Buckeye Partners LP	49,010
106	Cabot Oil & Gas Corp.	3,297
20	Carrizo Oil & Gas, Inc.*	1,039
132	Chesapeake Energy Corp.	2,928
522	Chevron Corp.	62,614
26	Cimarex Energy Co.	2,955
336	ConocoPhillips	24,242
62	CONSOL Energy, Inc.	2,282
800	DCP Midstream Partners LP	42,360
101	Denbury Resources, Inc.	1,252
96	Devon Energy Corp.	5,760
26	Energen Corp.	1,760
750	Energy Transfer Equity LP	43,770
2,600	Enterprise Products Partners LP	95,940
156	EOG Resources, Inc.	14,828
40	EQT Corp.	3,762

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
1,167	Exxon Mobil Corp.	$112,861
950	Genesis Energy LP	45,581
20	Gulfport Energy Corp.*	1,004
64	Hess Corp.	5,428
54	HollyFrontier Corp.	2,450
183	Kinder Morgan, Inc.	7,082
700	Magellan Midstream Partners LP	57,309
181	Marathon Oil Corp.	6,407
73	Marathon Petroleum Corp.	6,636
325	MarkWest Energy Partners LP	22,766
53	Murphy Oil Corp.	2,830
35	Newfield Exploration Co.*	1,141
104	Noble Energy, Inc.	5,993
212	Occidental Petroleum Corp.	18,853
750	ONEOK Partners LP	38,325
453	ONEOK, Inc.	26,700
13	PDC Energy, Inc.*	568
76	Peabody Energy Corp.	793
156	Phillips 66	12,246
43	Pioneer Natural Resources Co.	8,130
1,350	Plains All American Pipeline LP	76,072
60	QEP Resources, Inc.	1,504
41	Range Resources Corp.	2,804
20	Rosetta Resources, Inc.*	761
200	SemGroup Corp. Class A	15,350
22	SM Energy Co.	1,239
90	Southwestern Energy Co.*	2,926
861	Spectra Energy Corp.	33,691
1,300	Sunoco Logistics Partners LP	62,049
250	Targa Resources Corp.	32,157
600	Targa Resources Partners LP	36,648
35	Tesoro Corp.	2,499
550	Tesoro Logistics LP	30,965
1,486	The Williams Cos., Inc.	82,488
137	Valero Energy Corp.	6,862
24	World Fuel Services Corp.	990
66	WPX Energy, Inc.*	1,262

		1,195,187

Paper & Forest Products – 0.2%
30	Boise Cascade Co.*	1,082
18	Clearwater Paper Corp.*	1,158
48	Domtar Corp.	1,971
274	International Paper Co.	13,870
58	KapStone Paper and Packaging Corp.*	1,784
96	Louisiana-Pacific Corp.*	1,402
41	PH Glatfelter Co.	1,034
24	Schweitzer-Mauduit International, Inc.	1,034

		23,335

Personal Products – 0.1%
122	Avon Products, Inc.	1,269
70	The Estee Lauder Cos., Inc. Class A	5,262

		6,531

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 1.9%
298	AbbVie, Inc.	$18,911
51	Actavis PLC*	12,380
60	Allergan, Inc.	11,404
320	Bristol-Myers Squibb Co.	18,621
179	Eli Lilly & Co.	11,873
25	Endo International PLC*	1,673
44	Hospira, Inc.*	2,363
514	Johnson & Johnson	55,399
24	Mallinckrodt PLC*	2,212
531	Merck & Co., Inc.	30,766
78	Mylan, Inc.*	4,177
27	Perrigo Co. PLC	4,359
1,168	Pfizer, Inc.	34,981
13	Salix Pharmaceuticals Ltd.*	1,870
94	Zoetis, Inc.	3,493

		214,482

Real Estate Investment Trusts – 8.1%
754	Acadia Realty Trust	23,525
177	Alexandria Real Estate Equities, Inc.	14,691
177	American Campus Communities, Inc.	6,951
95	American Tower Corp.	9,262
346	AvalonBay Communities, Inc.	53,921
896	Blackstone Mortgage Trust, Inc. Class A	25,016
406	Boston Properties, Inc.	51,460
1,057	Brixmor Property Group, Inc.	25,749
274	Camden Property Trust	21,008
859	CBL & Associates Properties, Inc.	16,433
953	Chesapeake Lodging Trust	31,487
627	Corporate Office Properties Trust	17,142
2,369	DCT Industrial Trust, Inc.	20,302
1,616	DDR Corp.	29,314
759	Douglas Emmett, Inc.	21,351
364	Equity Residential	25,320
54	Essex Property Trust, Inc.	10,895
350	HCP, Inc.	15,389
215	Health Care REIT, Inc.	15,289
529	Highwoods Properties, Inc.	22,678
131	Mack-Cali Realty Corp.	2,454
137	Mid-America Apartment Communities, Inc.	9,680
296	National Health Investors, Inc.	19,509
1,110	Parkway Properties, Inc.	22,255
481	Pebblebrook Hotel Trust	20,491
451	Post Properties, Inc.	25,229
964	ProLogis, Inc.	40,151
184	PS Business Parks, Inc.	15,496
258	Public Storage	47,560
873	RLJ Lodging Trust	28,128
620	Simon Property Group, Inc.	111,110
80	SL Green Realty Corp.	9,256
1,203	Strategic Hotels & Resorts, Inc.*	15,459
296	Taubman Centers, Inc.	22,511
234	Terreno Realty Corp.	4,928
70	The Macerich Co.	4,935

Common Stocks – (continued)
Real Estate Investment Trusts – (continued)
686	Ventas, Inc.	$46,998
201	Vornado Realty Trust	22,005

		925,338

Tobacco – 0.7%
571	Altria Group, Inc.	27,602
104	Lorillard, Inc.	6,396
454	Philip Morris International, Inc.	40,411
89	Reynolds American, Inc.	5,599
15	Universal Corp.	667

		80,675

TOTAL COMMON STOCKS
(Cost $3,189,311)		$3,776,010

Exchange Traded Fund – 3.5%
9,233	iShares Global Infrastructure ETF	$399,604
(Cost $327,495)

Investment Companies(a) – 54.4%
310,684	Goldman Sachs Commodity Strategy Fund	$1,531,674
132,079	Goldman Sachs Inflation Protected Securities Fund	1,380,227
43,261	Goldman Sachs Local Emerging Markets Debt Fund	348,681
280,499	Goldman Sachs Strategic Income Fund	2,939,627

TOTAL INVESTMENT COMPANIES
(Cost $6,489,949)		$6,200,209

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 7.9%
Repurchase Agreement – 7.9%
Joint Repurchase Agreement Account II
$900,000	0.116%	11/03/14	$900,000
(Cost $900,000)

TOTAL INVESTMENTS – 99.0%
(Cost $10,906,755)			$11,275,823

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%			109,532

NET ASSETS – 100.0%			$11,385,355

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

October 31, 2014

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an Affiliated Fund.
(b)	Joint repurchase agreement was entered into on October 31, 2014. Additional information appears on pages 15-16.

Investment Abbreviations:
ETF	—Exchange Traded Fund
LP	—Limited Partnership
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2014, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollar	(16)	December 2017	$(3,898,200)	$(16,559)
Euro Stoxx 50 Index	5	December 2014	194,301	(6,338)
S&P 500 E-Mini Index	9	December 2014	905,130	10,163
Topix Index	2	December 2014	238,059	8,941
TOTAL				$(3,793)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2014, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 3, 2014, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$900,000	$900,009	$921,941

REPURCHASE AGREEMENTS — At October 31, 2014, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.130%	$137,947
Citigroup Global Markets, Inc.	0.120	103,460
Merrill Lynch & Co., Inc.	0.120	124,049
TD Securities (USA) LLC	0.120	275,894
Wells Fargo Securities LLC	0.100	258,650
TOTAL		$900,000

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Schedule of Investments (continued)

October 31, 2014

ADDITIONAL INVESTMENT INFORMATION (continued)

At October 31, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.180 to 5.625%	03/12/15 to 04/17/36
Federal Home Loan Banks	0.120 to 5.750	11/14/14 to 06/12/26
Federal Home Loan Bank Discount Notes	0.000	01/02/15 to 07/31/15
Federal Home Loan Mortgage Corp.	0.000 to 8.250	11/26/14 to 10/01/44
Federal Home Loan Mortgage Corp. Coupon-Only Stripped Securities	0.000	01/15/15 to 07/15/32
Federal Home Loan Mortgage Corp. Principal-Only Stripped Securities	0.000	03/15/31 to 07/15/32
Federal National Mortgage Association	0.000 to 7.250	01/28/15 to 10/01/44
Federal National Mortgage Association Interest-Only Stripped Securities	0.000	01/15/16 to 08/06/37
Federal National Mortgage Association Principal-Only Stripped Securities	0.000	05/29/26 to 07/15/37
Government National Mortgage Association	3.000 to 4.000	05/20/42 to 10/20/44
Tennessee Valley Authority	1.750 to 6.750	12/15/16 to 01/15/48
Tennessee Valley Authority Principal-Only Stripped Securities	0.000	05/01/17 to 03/15/39
U.S. Treasury Notes	1.500 to 2.250	07/31/16 to 03/31/21

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statement of Assets and Liabilities

October 31, 2014

Assets:
Investments of unaffiliated issuers, at value (cost $4,416,806)	$5,075,614
Investments of affiliated issuers, at value (cost $6,489,949)	6,200,209
Cash	80,877
Receivables:
Variation margin on certain derivative contracts	106,556
Dividends and interest	13,677
Investments sold	12,804
Reimbursement from investment adviser	5,732
Other assets	142
Total assets	11,495,611

Liabilities:
Payables:
Investments purchased	13,550
Management fees	4,280
Distribution and service fees and transfer agent fees	424
Accrued expenses and other liabilities	92,002
Total liabilities	110,256

Net Assets:
Paid-in capital	10,743,474
Undistributed net investment income	66,846
Accumulated net realized gain	209,760
Net unrealized gain	365,275
NET ASSETS	$11,385,355
Net Assets:
Class A	$48,808
Class C	10,696
Institutional	11,271,904
Class IR	27,052
Class R	26,895
Total Net Assets	$11,385,355
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,592
Class C	1,009
Institutional	1,059,859
Class IR	2,544
Class R	2,531
Net asset value, offering and redemption price per share:(a)
Class A	$10.63
Class C	10.61
Institutional	10.64
Class IR	10.63
Class R	10.62

(a)	Maximum public offering price per share for Class A Shares of the fund is $11.25. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statement of Operations

For the Fiscal Year Ended October 31, 2014

Investment income:
Dividends — affiliated issuers	$116,536
Dividends — unaffiliated issuers	108,995
Interest	650
Total investment income	226,181

Expenses:
Amortization of offering costs	169,364
Professional fees	94,517
Management fees	77,649
Registration fees	53,138
Custody, accounting and administrative services	51,546
Printing and mailing costs	50,067
Trustee fees	13,344
Transfer Agent fees(a)	4,570
Distribution and Service fees(a)	302
Other	5,716
Total expenses	520,213
Less — expense reductions	(453,966)
Net expenses	66,247
NET INVESTMENT INCOME	159,934

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	16,196
Net realized gain (loss) from:
Investments — unaffiliated issuers	121,756
Investments — affiliated issuers	573
Futures contracts	169,072
Swap contracts	(26,607)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	436,900
Investments — affiliated issuers	(361,159)
Futures contracts	(27,938)
Swap contracts	4,120
Net realized and unrealized gain	332,913
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$492,847

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$62	$106	$134	$47	$20	$4,401	$51	$51

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statements of Changes in Net Assets

	For the Fiscal Year Ended October 31, 2014	For the Period Ended October 31, 2013(a)
From operations:
Net investment income	$159,934	$19,737
Net realized gain	280,990	20,677
Net change in unrealized gain	51,923	313,352
Net increase in net assets resulting from operations	492,847	353,766

Distributions to shareholders:
From net investment income
Class A Shares	(254)	—
Class C Shares	(43)	—
Institutional Shares	(162,202)	—
Class IR Shares	(353)	—
Class R Shares	(219)	—
From net realized gains		—
Class A Shares	(44)	—
Class C Shares	(44)	—
Institutional Shares	(44,596)	—
Class IR Shares	(111)	—
Class R Shares	(111)	—
Total distributions to shareholders	(207,977)	—

From share transactions:
Proceeds from sales of shares	407,789	10,132,061
Reinvestment of distributions	207,977	—
Cost of shares redeemed	(1,048)	(60)
Net increase in net assets resulting from share transactions	614,718	10,132,001
TOTAL INCREASE	899,588	10,485,767

Net assets:
Beginning of year	10,485,767	—
End of year	$11,385,355	$10,485,767
Undistributed net investment income	$66,846	$20,184

(a)	Commenced operations on August 30, 2013.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEAR ENDED OCTOBER 31,
2014 - A	$10.35	$0.11		$0.33	$0.44	$(0.12)	$(0.04)	$(0.16)
2014 - C	10.34	0.03		0.33	0.36	(0.05)	(0.04)	(0.09)
2014 - Institutional	10.35	0.15		0.34	0.49	(0.16)	(0.04)	(0.20)
2014 - IR	10.35	0.14		0.32	0.46	(0.14)	(0.04)	(0.18)
2014 - R	10.34	0.08		0.33	0.41	(0.09)	(0.04)	(0.13)

FOR THE PERIOD ENDED OCTOBER 31,
2013 - A (Commenced August 30, 2013)	10.00	0.01		0.34	0.35	—	—	—
2013 - C (Commenced August 30, 2013)	10.00	—	(f)	0.34	0.34	—	—	—
2013 - Institutional (Commenced August 30, 2013)	10.00	0.02		0.33	0.35	—	—	—
2013 - IR (Commenced August 30, 2013)	10.00	0.02		0.33	0.35	—	—	—
2013 - R (Commenced August 30, 2013)	10.00	0.01		0.33	0.34	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Annualized.
(f)	Amount is less than $0.005 per share.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)		Ratio of total expenses to average net assets(c)		Ratio of net investment income to average net assets		Portfolio turnover rate(d)

$10.63	4.28%	$49	0.99%		4.75%		1.00%		34%
10.61	3.47	11	1.76		5.86		0.28		34
10.64	4.77	11,272	0.59		4.69		1.45		34
10.63	4.51	27	0.73		4.83		1.31		34
10.62	4.00	27	1.24		5.34		0.80		34

10.35	3.50	10	0.97	(e)	5.91	(e)	0.80	(e)	4
10.34	3.40	10	1.72	(e)	6.66	(e)	0.06	(e)	4
10.35	3.50	10,413	0.61	(e)	5.54	(e)	1.16	(e)	4
10.35	3.50	26	0.79	(e)	5.71	(e)	0.98	(e)	4
10.34	3.40	26	1.25	(e)	6.18	(e)	0.52	(e)	4

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements

October 31, 2014

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Multi-Asset Real Return Fund (the “Fund”), a series of the Trust, is a diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional, Class IR and Class R Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Capital gain distributions received from Underlying Funds are recognized on ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from Master Limited Partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Offering Costs — Offering costs paid in connection with the offering of shares of the Fund were amortized on a straight-line basis over 12 months from the date of commencement of operations.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income are declared and paid quarterly, and distributions from net capital gains, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds — Investments in the Underlying Funds are valued at the NAV of the Institutional Share class of each Underlying Fund on the day of valuation. Because the Fund invests in other mutual funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements (continued)

October 31, 2014

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include,

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$23,565	$—	$—
North America	4,152,049	—	—
Investment Companies	6,200,209	—	—
Short-term Investment	—	900,000	—
Total	$10,375,823	$900,000	$—

Derivative Type(b)	Level 1	Level 2	Level 3
Assets
Futures Contracts	$19,104	$—	$—

Liabilities
Futures Contracts	$(22,897)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements (continued)

October 31, 2014

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2014. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets(a)	Statement of Assets and Liabilities	Liabilities(a)
Interest Rate	Variation margin on certain derivative contracts	$—	Variation margin on certain derivative contracts	$(16,559)
Equity	Variation margin on certain derivative contracts	19,104	Variation margin on certain derivative contracts	(6,338)
Total		$19,104		$(22,897)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information section of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2014. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest Rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(26,607)	4,120	4
Equity	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	$169,072	$(27,938)	16
Total		$142,465	$(23,818)	20

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2014.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, and certain options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2014, the contractual and effective net management fee with GSAM were at the following rates:

Contractual Management Fee Rate						Effective Net Management Fee Rate*
First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
0.70%	0.63%	0.60%	0.59%	0.57%	0.70%	0.49%

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least February 28, 2015. Prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements (continued)

October 31, 2014

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor, at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2014, Goldman Sachs advised that it retained $46 of Class A and no CDSC of Class C Shares.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification and expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.064%. These Other Expense limitations will remain in place through at least February 28, 2015 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2014, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waivers	Other Expense Reimbursements	Total Expense Reductions
$23,373	$430,593	$453,966

F.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2014, Goldman Sachs earned $3,240 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2014, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 22%, 100%, 95%, 100% and 100% of Class A, Class C, Institutional, Class IR and Class R, respectively of the Fund.

The Fund invests in the Institutional Shares of the Goldman Sachs Commodity Strategy Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Local Emerging Markets Debt Fund and Goldman Sachs Strategic Income Fund. These Underlying Funds are considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the fiscal year ended October 31, 2014:

Underlying Fund	Market Value 10/31/2013	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Market Value 10/31/2014	Dividend Income	Capital Gain Distributions
Goldman Sachs Commodity Strategy Fund	$—	$1,799,845	$—	$—	$(268,171)	$1,531,674	$—	$—
Goldman Sachs Inflation Protected Securities Fund	1,220,846	445,732	(270,129)	3,280	(19,502)	1,380,227	13,968	16,196
Goldman Sachs Local Emerging Markets Debt Fund	516,420	258,828	(370,689)	(5,394)	(50,484)	348,681	23,607	—
Goldman Sachs Strategic Income Fund	2,963,386	280,583	(284,027)	2,687	(23,002)	2,939,627	78,961	—
Total	$4,700,652	$2,784,988	$(924,845)	$573	$(361,159)	$6,200,209	$116,536	$16,196

G.  Line of Credit Facility — As of October 31, 2014, the Fund participated in a $1,080,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $120,000,000, for a total of up to $1,200,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2014, the Fund did not have any borrowings under the facility.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements (continued)

October 31, 2014

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2014, were $3,784,756 and $3,414,102, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

Distributions paid from:
Ordinary income	$182,972
Net long-term capital gains	25,005
Total taxable distributions	$207,977

As of October 31, 2014, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$139,184
Undistributed long-term capital gains — net	$95,769
Total undistributed earnings	$234,953
Timing Differences (Deferred Passive Activity Losses on Partnerships)	(17,180)
Unrealized gains — net	424,108
Total accumulated gains — net	$641,881

As of October 31, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$10,860,655
Gross unrealized gain	743,917
Gross unrealized loss	(328,749)
Net unrealized security gain	$415,168
Net unrealized gain on other investments	$8,940
Net unrealized gain	$424,108

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

7. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, and differences related to tax treatment of partnerships.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from dividend redesignations, non-deductible expenses and differences in the tax treatment of partnership investments.

Fund	Paid-in- Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Multi-Asset Real Return	$(2,797)	$(47,002)	$49,799

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior year, as applicable), and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Notes to Financial Statements (continued)

October 31, 2014

8. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Fiscal Year Ended October 31, 2014		For the Period Ended October 31, 2013(a)
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,565	$37,784	1,002	$10,015
Reinvestment of distributions	28	299	—	—
Shares redeemed	(1)	(5)	(2)	(15)
	3,592	38,078	1,000	10,000
Class C Shares
Shares sold	—	—	1,001	10,011
Reinvestment of distributions	9	87	—	—
Shares redeemed	—	—	(1)	(10)
	9	87	1,000	10,001
Institutional Shares
Shares sold	34,638	370,005	1,005,710	10,062,015
Reinvestment of distributions	19,610	206,798	—	—
Shares redeemed	(97)	(1,043)	(2)	(15)
	54,151	575,760	1,005,708	10,062,000
Class IR Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	44	463	—	—
Shares redeemed	—	—	(1)	(10)
	44	463	2,500	25,000
Class R Shares
Shares sold	—	—	2,501	25,010
Reinvestment of distributions	31	330	—	—
Shares redeemed	—	—	(1)	(10)
	31	330	2,500	25,000
NET INCREASE	57,827	$614,718	1,012,708	$10,132,001

(a)	Commenced operations on August 30, 2013.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Multi-Asset Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Multi-Asset Real Return Fund (the “Fund”), a portfolio of Goldman Sachs Trust, at October 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014, by correspondence with the custodian, brokers, transfer agent of the investment companies, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2014

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Fund Expenses — Six Month Period Ended October 31, 2014 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2014 through October 31, 2014.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Asset Real Return Fund
Share Class	Beginning Account Value 5/1/14	Ending Account Value 10/31/14		Expenses Paid for the 6 months ended 10/31/14*
Class A
Actual	$1,000.00	$997.20		$4.88
Hypothetical 5% return	1,000.00	1,020.32	+	4.94
Class C
Actual	1,000.00	994.10		8.75
Hypothetical 5% return	1,000.00	1,016.43	+	8.84
Institutional
Actual	1,000.00	999.80		2.87
Hypothetical 5% return	1,000.00	1,022.33	+	2.91
Class IR
Actual	1,000.00	998.20		3.63
Hypothetical 5% return	1,000.00	1,021.58	+	3.67
Class R
Actual	1,000.00	995.70		6.24
Hypothetical 5% return	1,000.00	1,019.06	+	6.21

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2014. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Multi-Asset Real Return	0.99%	1.76%	0.59%	0.73%	1.24%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Multi-Asset Real Return Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2015 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 11-12, 2014 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by the Investment Adviser using a peer group constructed by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(d)	expense information for the Fund, including the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	with respect to the investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(f)	the undertakings of the Investment Adviser to waive certain fees and to limit certain expenses of the Fund that exceed a specified level;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(m)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Fund. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Fund by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider for the three-month period ended March 31, 2014 (the Fund commenced operations on August 30, 2013). The Trustees also reviewed the Fund’s investment performance over the same period relative to its performance benchmark. As part of this review, they reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund had launched on August 30, 2013 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fees and breakpoints to those of a relevant peer group and category universe, and an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe. The analyses also compared the Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Fund. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Trust and the Fund were provided for 2013, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	0.70%
Next $1 billion	0.63
Next $3 billion	0.60
Next $3 billion	0.59
Over $8 billion	0.57

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee paid by the Fund was reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2015.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 72	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	112	None
John P. Coblentz, Jr. Age: 73	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	112	None
Diana M. Daniels Age: 65	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councillor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Joseph P. LoRusso Age: 57	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Fund Complex.	108	None
Herbert J. Markley Age: 64	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Fund Complex.	108	None
Jessica Palmer Age: 65	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Fund Complex.	108	None
Richard P. Strubel Age: 75	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000-2014). He serves as Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	112	The Northern Trust Mutual Fund Complex (56 Portfolios) (Chairman of the Board of Trustees)
Roy W. Templin Age: 54	Trustee	Since 2013	Mr. Templin is retired. He is Chairman of the Board of Directors, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Fund Complex.	108	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 52	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).	111	None
Alan A. Shuch Age: 64	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Fund Complex.	108	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2014.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2014, the Trust consisted of 94 portfolios (88 of which offered shares to the public) and GSVIT consisted of 14 portfolios. The Goldman Sachs Fund Complex also includes, with respect to Messrs. Bakhru, Coblentz and Strubel, Goldman Sachs Trust II (“GSTII”), Goldman Sachs BDC, Inc. (“GSBDC”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”), and with respect to Mr. McNamara, GSTII, GSMLP and GSMER. GSTII, GSBDC, GSMLP and GSMER each consisted of one portfolio. As of October 31, 2014, GSBDC had not offered shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI-ASSET REAL RETURN FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held With the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 52	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 37	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 43	Principal Financial Officer, Senior Vice President and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present);

Treasurer — Goldman Sachs Fund Complex (October 2009-Present);

Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and

Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
[1]	Information is provided as of October 31, 2014.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust – Multi-Asset Real Return Fund – Tax Information (Unaudited)

For the fiscal year ended October 31, 2014, 15.31% of the dividends paid from net investment company taxable income by the Multi-Asset Real Return Fund qualifies for the dividends received deduction available to corporations.

For the fiscal year ended October 31, 2014, 25.04% of the dividends paid from net investment company taxable income by the Multi-Asset Real Return Fund qualifies for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Asset Real Return Fund designates $25,005 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2014.

During the fiscal year ended October 31, 2014, the Multi-Asset Real Return Fund designates $23,841 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUND PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $999.2 billion in assets under supervision as of September 30, 2014, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Bond Fund[2]
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund[3]
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund[4]
■	International Tax-Managed Equity Fund[4]
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund[5]
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia,
■	India, China)
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Tactical Tilt Implementation Fund

Total Portfolio Solutions6

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on October 1, 2014, the Goldman Sachs Core Plus Fixed Income Fund was renamed the Goldman Sachs Bond Fund.
[3]	Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund was reorganized with and into the Goldman Sachs Long Short Credit Strategies Fund.
[4]	Effective on April 30, 2014, the Goldman Sachs Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds were renamed the Goldman Sachs U.S. Tax-Managed Equity and International Tax-Managed Equity Funds, respectively.
[5]	Effective at the close of business on February 28, 2014, the Goldman Sachs Concentrated International Equity Fund was renamed the Goldman Sachs Focused International Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel Roy W. Templin	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the U.S. Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs.

Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of October 31, 2014 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 148729.MF.MED.TMPL / 12/2014 MARRAR-14 / 113

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2014	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$4,291,739	$2,304,956	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$2,340	Other attest services.

Tax Fees:

• PwC	$794,850	$864,950	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2014	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	$1,516,680	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2014 and October 31, 2013 were approximately $794,850 and $867,290 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2013 and December 31, 2012 were approximately $9.8 million and $10.0 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2014. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 31, 2014

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 31, 2014